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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 15, 1996


                     Cargill Financial Services Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                   33-96500              41-1492786
- ------------------------------   -----------------   ------------------------
 (State or Other Jurisdiction       (Commission          (I.R.S. Employer
      of Incorporation)             File Number)        Identification No.)


        6000 Clearwater Drive
        Minnetonka, Minnesota                           55343
        (Address of Principal                    ------------------
         Executive Offices)                           (Zip Code)

        Registrant's telephone number, including area code (612) 984-0979

                                    No Change
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


- --------------------------------------------------------------------------------





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         Item 5.  Other Events

                  In connection with the offering of Access Financial Mortgage Loan Trust 1996-2 Mortgage Loan PassThrough Certificates, Series 1996-2, described in a Prospectus Supplement dated as of May 15, 1996, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not applicable

         (b)  Not applicable

         (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).





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                                   SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CARGILL FINANCIAL SERVICES CORPORATION
                                     --------------------------------------
                                          as Sponsor and on behalf of Access
                                          Financial  Mortgage Loan Trust 1996-1
                                     Registrant


                                               By: /s/ Jeffrey A. Hilligoss
                                                   ------------------------
                                               Name:  Jeffrey A. Hilligoss
                                               Title: Vice President



Dated:  May 21, 1996







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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                   Description                        Page No.
- -----------                   -----------                        --------
99.1                          Related Computational                 6
                              Materials (as defined
                              in Item 5 above).






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